UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2017 (December 14, 2017)

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2017, the Board of Directors (the “Board”) of Humana Inc. (the “Company”) amended and restated further the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement proxy access, effective immediately. Following a majority shareholder vote on a proxy access proposal at the Company’s 2017 Annual Meeting of Shareholders, the Company discussed potential proxy access bylaw provisions with certain shareholders. Through this engagement, the Company gained valuable feedback from its shareholders regarding specific terms that they view as appropriate for proxy access, allowing the Board to implement terms which it believes will provide meaningful proxy access for shareholders while limiting the potential for abuse and advancing the long-term interests of the Company and its shareholders.

The Bylaws include a new Article II, Section 2.6 that permits a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the Board, provided that the shareholders and nominees satisfy the requirements specified in the Bylaws.

The Bylaws also contain conforming, clarifying, and updating changes to Article I, Section 1.10 related to the procedures for nominations of persons for election to the Board at annual and special meetings of stockholders.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3(b).

Item 9.01	Financial Statements and Exhibits.

(b)    Exhibits:

Exhibit No.	Description

3(b)	Humana Inc. Amended and Restated Bylaws, effective as of December 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: December 14, 2017